                                                                Exhibit 99(m)(2)

                                 JPMORGAN FUNDS
                          COMBINED AMENDED AND RESTATED
                                DISTRIBUTION PLAN

     SECTION 1. This Combined Amended and Restated Distribution Plan ("Plan") has been adopted by each of the entities listed on Schedule A, each of which is a corporation, business trust or statutory trust as indicated on Schedule A (each referred to herein as the "Trust"), with respect to one or more series of the Trust as listed in Schedule B to this Plan (each a "Fund"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act"), and relates to the classes of shares of beneficial interest ("Shares") specified in Schedule B (each a "Class"). This Plan represents the combination, amendment and restatement of the existing distribution plans adopted under Rule 12b-1 under the 1940 Act by each Trust with respect to the Classes of Shares specified in Schedule B.

     SECTION 2. Each Fund may incur with respect to a Class, expenses at the annual rate listed under the column "Distribution Fee" on Schedule B, subject to the limitations imposed, from time to time, by applicable rules of the National Association of Securities Dealers, Inc. ("NASD") on each Fund and its distributor ("Distributor").

     SECTION 3. Amounts set forth under the column "Distribution Fee" on Schedule B may be used to finance any activity that is primarily intended to result in the sale of the Shares, including, but not limited to, (i) the development, formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, magazine, newspaper, electronic and media advertising; (ii) the preparation, printing and distribution of prospectuses, statements of additional information and reports and any supplements thereto (other than prospectuses, statements of additional information and reports and any supplements thereto used for regulatory purposes or distributed to existing shareholders of each Fund); (iii) the preparation, printing and distribution of sales and promotional materials and sales literature which is provided to various entities and individuals, including brokers, dealers, financial institutions, financial intermediaries, shareholders, and prospective investors in each Fund; (iv) expenditures for sales or distribution support services, including meetings with and assistance to brokers, dealers, financial institutions, and financial intermediaries and in-house telemarketing support services and expenses; (v) preparation of information, analyses, surveys, and opinions with respect to marketing and promotional activities, including those based on meetings with and feedback from the Distributor's sales force and others including potential investors, shareholders and financial intermediaries; (vi) commissions, incentive compensation, finders fees, or other compensation paid to, and expenses of employees of the Distributor, brokers, dealers, and other financial institutions and financial intermediaries that are attributable to any distribution and/or sales support activities, including interest expenses and other costs associated with financing of such commissions, incentive compensation, other compensation, fees, and expenses; (vii) travel, promotional materials, equipment, printing, delivery and mailing costs, overhead and other office expenses of the Distributor and its sales force attributable to any distribution and/or sales support activities, including meetings with brokers, dealers, financial institutions and financial intermediaries in order to provide them with information regarding the Funds and their investment process and management;
(viii) the costs of administering this Plan; (ix) expenses of organizing and conducting sales seminars; and (x) any other costs and expenses relating to any distribution and/or sales support activities. To the extent that amounts paid hereunder are not used specifically to reimburse the Distributor for any such cost or expense, such amounts may be treated as compensation for the Distributor's distribution-related services. All amounts expended pursuant to the Plan shall be paid to the Distributor and are the legal obligation of the applicable Fund and not of the Distributor.

     SECTION 4. This Plan shall not take effect until it has been approved, together with any related agreements, by votes of the majority of both (a) the Board of Trustees of the Trust with respect to each Fund and (b) those trustees of the Trust who are not "interested persons" of each Fund (as defined in the 1940 Act) and have no direct or indirect financial interest in the operation of this Plan or any agreements related to it ("Non-Interested Trustees"), cast in person at a meeting called, among other things, for the purpose of voting on this Plan or such agreements.

     SECTION 5. Unless sooner terminated pursuant to Section 7 of this Plan, this Plan shall continue in effect for a period of one year from the date it takes effect and thereafter shall continue in effect so long as such continuance is specifically approved at least annually in the manner provided in Section 4 of this Plan.

     SECTION 6. The Distributor shall provide to the Board of Trustees and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended in accordance with the Plan and the purposes for which such expenditures were made.

     SECTION 7. This Plan may be terminated at any time with respect to any Class by vote of a majority of the Non-Interested Trustees, or by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Class.

     SECTION 8. Any agreement related to this Plan shall be made in writing and shall provide:

            (a) that, with respect to any Fund or Class, such agreement may be terminated at any time, without payment of any penalty, by the vote of a majority of the Non-Interested Trustees or by the "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Fund or Class, on not more than sixty (60) days' written notice to any other party to the agreement; and

            (b) that such agreement shall terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

     SECTION 9. This Plan may not be amended with respect to any Class of any Fund to increase materially the amount of distribution expenses provided for in the column "Distribution Fee" on Schedule B hereto unless such amendment is approved by a "vote of a majority of the outstanding voting securities" (as defined in the 1940 Act) of such Class, and no material amendment to the Plan shall be made unless approved in the manner provided for in Section 4 of this Plan.

Adopted: August 19, 2004, as amended effective February 19, 2005, as further amended effective August 11, 2005.

                                   SCHEDULE B
                                 JPMORGAN FUNDS
                 COMBINED AMENDED AND RESTATED DISTRIBUTION PLAN
                         (AMENDED AS OF AUGUST 11, 2005)

NAME OF ENTITY                                    STATE AND FORM OF ORGANIZATION
J.P. Morgan Fleming Mutual Fund Group, Inc.       Maryland corporation
J.P. Morgan Mutual Fund Group                     Massachusetts business trust
J.P. Morgan Mutual Fund Investment Trust          Massachusetts business trust
JPMorgan Trust I                                  Delaware statutory trust
JPMorgan Trust II                                 Delaware statutory trust
Undiscovered Managers Funds                       Massachusetts business trust

MONEY MARKET FUNDS

                                                                                                           DISTRIBUTION FEE
                                                                                                     (ANNUAL RATE EXPRESSED AS A
                                                                                                    PERCENTAGE OF THE AVERAGE DAILY
                                                                                                     NET ASSETS OF EACH CLASS OF
CURRENT NAME                           FORMER NAME                                   SHARE CLASS               SHARES)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan 100% U.S. Treasury            JPMorgan 100% U.S. Treasury Securities          Morgan                   0.10%
Securities Money Market Fund           Money Market Fund
                                                                                       Reserve                  0.25%
JPMorgan California Municipal Money    JPMorgan California Tax Free Money Market       Morgan                   0.10%
Market Fund                            Fund
JPMorgan Federal Money Market Fund     JPMorgan Federal Money Market Fund              Morgan                   0.10%
                                                                                       Reserve                  0.25%
JPMorgan Liquid Assets Money Market    One Group Prime Money Market Fund               Reserve                  0.25%
Fund                                                                                   Morgan                   0.10%
                                                                                       Class B                  0.75%
                                                                                       Class C                  0.75%
                                                                                       Service                  0.60%
JPMorgan Michigan Municipal Money      One Group Michigan Municipal Money Market       Reserve                  0.25%
Market Fund                            Fund                                            Morgan                   0.10%
JPMorgan Municipal Money Market Fund   One Group Municipal Money Market Fund           Reserve                  0.25%
                                                                                       Morgan                   0.10%
                                                                                       Service                  0.60%
JPMorgan New York Municipal Money      JPMorgan New York Tax Free Money Market         Morgan                   0.10%
Market Fund                            Fund                                            Reserve                  0.25%
JPMorgan Prime Money Market Fund       JPMorgan Prime Money Market Fund                Reserve                  0.25%
                                                                                   Cash Management              0.50%
                                                                                       Class B                  0.75%

                                                                                                           DISTRIBUTION FEE
                                                                                                     (ANNUAL RATE EXPRESSED AS A
                                                                                                    PERCENTAGE OF THE AVERAGE DAILY
                                                                                                     NET ASSETS OF EACH CLASS OF
CURRENT NAME                           FORMER NAME                                   SHARE CLASS               SHARES)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Class C                  0.75%
JPMorgan Ohio Municipal Money Market   One Group Ohio Municipal Money Market Fund      Reserve                  0.25%
Fund                                                                                   Morgan                   0.10%
JPMorgan Tax Free Money Market Fund    JPMorgan Tax Free Money Market Fund             Morgan                   0.10%
                                                                                       Reserve                  0.25%
JPMorgan U.S. Government Money Market  One Group Government Money Market Fund          Reserve                  0.25%
Fund                                                                                   Morgan                   0.10%
                                                                                       Service                  0.60%
JPMorgan U.S. Treasury Plus Money      One Group U.S. Treasury Securities Money        Reserve                  0.25%
Market Fund                            Market Fund                                     Morgan                   0.10%
                                                                                       Class B                  0.75%
                                                                                       Class C                  0.75%

EQUITY FUNDS

                                                                                                            DISTRIBUTION FEE
                                                                                                      (ANNUAL RATE EXPRESSED AS A
                                                                                                    PERCENTAGE OF THE AVERAGE DAILY
                                                                                                      NET ASSETS OF EACH CLASS OF
CURRENT NAME                           FORMER NAME                                   SHARE CLASS               SHARES)
------------------------------------------------------------------------------------------------------------------------------------
Highbridge Statistical Market Neutral  N/A                                             Class A                 0.25%
Fund (effective 10/31/05)                                                              Class C                 0.75%
JPMorgan Asia Equity Fund              JPMorgan Fleming Asia Equity Fund               Class A                 0.25%
JPMorgan Capital Growth Fund           JPMorgan Capital Growth Fund                    Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Disciplined Equity Fund       JPMorgan Disciplined Equity Fund                Class A                 0.25%
JPMorgan Diversified Fund              JPMorgan Diversified Fund                       Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%

                                                                                                            DISTRIBUTION FEE
                                                                                                      (ANNUAL RATE EXPRESSED AS A
                                                                                                    PERCENTAGE OF THE AVERAGE DAILY
                                                                                                      NET ASSETS OF EACH CLASS OF
CURRENT NAME                           FORMER NAME                                   SHARE CLASS               SHARES)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Diversified Mid Cap Growth    One Group Mid Cap Growth Fund                   Class A                 0.25%
Fund                                                                                   Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Diversified Mid Cap Value     One Group Mid Cap Value Fund                    Class A                 0.25%
Fund                                                                                   Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Dynamic Small Cap Fund        JPMorgan Dynamic Small Cap Fund                 Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Emerging Markets Equity Fund  JPMorgan Fleming Emerging Markets Equity        Class A                 0.25%
                                       Fund                                            Class B                 0.75%
JPMorgan Equity Income Fund            One Group Equity Income Fund                    Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Equity Index Fund             One Group Equity Index Fund                     Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Global Healthcare Fund        JPMorgan Global Healthcare Fund                 Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Growth and Income Fund        JPMorgan Growth and Income Fund                 Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan International Equity Fund     JPMorgan Fleming International Equity Fund      Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan International Equity Index    One Group International Equity Index Fund       Class A                 0.25%
Fund                                                                                   Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan International Growth Fund     JPMorgan Fleming International Growth Fund      Class A                 0.25%
                                                                                       Class B                 0.75%
JPMorgan International Opportunities   JPMorgan Fleming International                  Class A                 0.25%
Fund                                   Opportunities Fund                              Class B                 0.75%

                                                                                                            DISTRIBUTION FEE
                                                                                                      (ANNUAL RATE EXPRESSED AS A
                                                                                                    PERCENTAGE OF THE AVERAGE DAILY
                                                                                                      NET ASSETS OF EACH CLASS OF
CURRENT NAME                           FORMER NAME                                   SHARE CLASS               SHARES)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan International Small Cap       JPMorgan Fleming International Small Cap        Class A                 0.25%
Equity Fund                            Equity Fund                                     Class B                 0.75%
JPMorgan International Value Fund      JPMorgan Fleming International Value Fund       Class A                 0.25%
                                                                                       Class B                 0.75%
JPMorgan Intrepid America Fund         JPMorgan Intrepid America Fund                  Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Intrepid Contrarian Fund      JPMorgan Intrepid Investor Fund                 Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Intrepid European Fund        JPMorgan Fleming Intrepid European Fund         Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Intrepid Growth Fund          JPMorgan Intrepid Growth Fund                   Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Intrepid Mid Cap Fund         One Group Diversified Mid Cap Fund &            Class A                 0.25%
                                       JPMorgan Diversified Mid Cap Fund               Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Intrepid Value Fund           JPMorgan Intrepid Value Fund                    Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Investor Balanced Fund        One Group Investor Balanced Fund                Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Investor Conservative Growth  One Group Investor Conservative Growth          Class A                 0.25%
Fund                                   Fund                                            Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Investor Growth Fund          One Group Investor Growth Fund                  Class A                 0.25%
                                                                                       Class B                 0.75%

                                                                                                            DISTRIBUTION FEE
                                                                                                      (ANNUAL RATE EXPRESSED AS A
                                                                                                    PERCENTAGE OF THE AVERAGE DAILY
                                                                                                      NET ASSETS OF EACH CLASS OF
CURRENT NAME                           FORMER NAME                                   SHARE CLASS               SHARES)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Class C                 0.75%
JPMorgan Investor Growth & Income Fund One Group Investor Growth & Income Fund         Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Japan Fund                    JPMorgan Fleming Japan Fund                     Class A                 0.25%
                                                                                       Class B                 0.75%
JPMorgan Large Cap Growth Fund         One Group Large Cap Growth Fund                 Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Large Cap Value Fund          One Group Large Cap Value Fund                  Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Market Expansion Index Fund   One Group Market Expansion Index Fund           Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Market Neutral Fund           JPMorgan Market Neutral Fund                    Class A                 0.25%
                                                                                       Class B                 0.75%
JPMorgan Micro Cap Fund (effective     N/A                                             Class A                 0.25%
10/31/05)                                                                              Class C                 0.75%
JPMorgan Mid Cap Equity Fund           JPMorgan Mid Cap Equity Fund                    Class A                 0.25%
                                                                                       Class B                 0.75%
JPMorgan Growth Advantage Fund         JPMorgan Mid Cap Growth Fund                    Class A                 0.25%
                                                                                       Class B                 0.75%
JPMorgan Mid Cap Value Fund            JPMorgan Mid Cap Value Fund                     Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Multi-Cap Market Neutral Fund One Group Market Neutral Fund                   Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Small Cap Equity Fund         JPMorgan Small Cap Equity Fund                  Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Small Cap Growth Fund         One Group Small Cap Growth Fund                 Class A                 0.25%

                                                                                                            DISTRIBUTION FEE
                                                                                                      (ANNUAL RATE EXPRESSED AS A
                                                                                                    PERCENTAGE OF THE AVERAGE DAILY
                                                                                                      NET ASSETS OF EACH CLASS OF
CURRENT NAME                           FORMER NAME                                   SHARE CLASS               SHARES)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Small Cap Value Fund          One Group Small Cap Value Fund                  Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Strategic Small Cap Value     One Group Strategic Small Cap Value Fund        Class A                 0.25%
Fund                                                                                   Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Tax Aware International       JPMorgan Fleming Tax Aware International        Class A                 0.25%
Opportunities Fund                     Opportunities Fund
JPMorgan Tax Aware U.S. Equity Fund    JPMorgan Tax Aware U.S. Equity Fund             Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Technology Fund               One Group Technology Fund                       Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan U.S. Equity Fund              JPMorgan U.S. Equity Fund                       Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan U.S. Large Cap Core Plus      N/A                                             Class A                 0.25%
Fund (effective 9/30/05)                                                               Class C                 0.75%
JPMorgan U.S. Real Estate Fund         One Group Real Estate Fund                      Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Value Advantage Fund          N/A                                             Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
Undiscovered Managers Behavioral       Undiscovered Managers Behavioral Growth         Class A                 0.25%
Growth Fund                            Fund

                                                                                                            DISTRIBUTION FEE
                                                                                                      (ANNUAL RATE EXPRESSED AS A
                                                                                                    PERCENTAGE OF THE AVERAGE DAILY
                                                                                                      NET ASSETS OF EACH CLASS OF
CURRENT NAME                           FORMER NAME                                   SHARE CLASS               SHARES)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
                                                                                       Investor                0.35%(1)
Undiscovered Managers Behavioral       Undiscovered Managers Behavioral Value          Class A                 0.25%
Value Fund                             Fund                                            Class B                 0.75%
                                                                                       Class C                 0.75%
Undiscovered Managers REIT Fund        Undiscovered Managers REIT Fund                 Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
Undiscovered Managers Small Cap        UM Small Cap Growth Fund                        Class A                 0.25%
Growth Fund

FIXED INCOME FUNDS

                                                                                                            DISTRIBUTION FEE
                                                                                                      (ANNUAL RATE EXPRESSED AS A
                                                                                                    PERCENTAGE OF THE AVERAGE DAILY
                                                                                                      NET ASSETS OF EACH CLASS OF
CURRENT NAME                           FORMER NAME                                   SHARE CLASS               SHARES)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Arizona Municipal Bond Fund   One Group Arizona Municipal Bond Fund           Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Bond Fund                     JPMorgan Bond Fund                              Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Core Bond Fund                One Group Bond Fund                             Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Core Plus Bond Fund           One Group Income Bond Fund                      Class A                 0.25%

----------
(1) This amount represents the combined amount that may be paid by the Investor Shares of the Fund under the Distribution Plan and the Shareholder Servicing Agreement.

                                                                                                            DISTRIBUTION FEE
                                                                                                      (ANNUAL RATE EXPRESSED AS A
                                                                                                    PERCENTAGE OF THE AVERAGE DAILY
                                                                                                      NET ASSETS OF EACH CLASS OF
CURRENT NAME                           FORMER NAME                                   SHARE CLASS               SHARES)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan California Tax Free Bond      JPMorgan California Bond Fund                   Class A                 0.25%
Fund                                                                                   Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Enhanced Income Fund          JPMorgan Enhanced Income Fund                   Class A                 0.25%
JPMorgan Global Strategic Income Fund  JPMorgan Global Strategic Income Fund           Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
                                                                                       Class M                 0.50%
JPMorgan Government Bond Fund          One Group Government Bond Fund                  Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan High Yield Bond Fund          One Group High Yield Bond Fund                  Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Intermediate Bond Fund        One Group Intermediate Bond Fund                Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Intermediate Tax Free Bond    JPMorgan Intermediate Tax Free Income           Class A                 0.25%
Fund                                   Fund                                            Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Kentucky Municipal Bond Fund  One Group Kentucky Municipal Bond Fund          Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Louisiana Municipal Bond      One Group Louisiana Municipal Bond Fund         Class A                 0.25%
Fund
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Michigan Municipal Bond Fund  One Group Michigan Municipal Bond Fund          Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Mortgage-Backed Securities    One Group Mortgage-Backed Securities Fund       Class A                 0.25%
Fund

                                                                                                            DISTRIBUTION FEE
                                                                                                      (ANNUAL RATE EXPRESSED AS A
                                                                                                    PERCENTAGE OF THE AVERAGE DAILY
                                                                                                      NET ASSETS OF EACH CLASS OF
CURRENT NAME                           FORMER NAME                                   SHARE CLASS               SHARES)
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Municipal Income Fund         One Group Municipal Income Fund                 Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan New Jersey Tax Free Bond      JPMorgan New Jersey Tax Free Income Fund        Class A                 0.25%
Fund
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan New York Tax Free Bond Fund   JPMorgan New York Intermediate Tax Free         Class A                 0.25%
                                       Income Fund
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Ohio Municipal Bond Fund      One Group Ohio Municipal Bond Fund              Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Real Return Fund              N/A                                             Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Short Duration Bond Fund      One Group Short-Term Bond Fund                  Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Short Term Bond Fund          JPMorgan Short Term Bond Fund                   Class A                 0.25%
JPMorgan Short Term Bond Fund II       JPMorgan Short Term Bond Fund II                Class A                 0.25%
                                                                                       Class M                 0.35%

JPMorgan Short Term Municipal Bond     One Group Short-Term Municipal Bond Fund        Class A                 0.25%
Fund                                                                                   Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Tax Aware Enhanced Income     JPMorgan Tax Aware Enhanced Income Fund         Class A                 0.25%
Fund
JPMorgan Tax Aware Real Income Fund    JPMorgan Tax Aware Real Income Fund             Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Tax Aware Real Return Fund    N/A                                             Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Tax Free Bond Fund            One Group Tax-Free Bond Fund                    Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Treasury & Agency Fund        One Group Treasury & Agency Fund                Class A                 0.25%

                                                                                                            DISTRIBUTION FEE
                                                                                                      (ANNUAL RATE EXPRESSED AS A
                                                                                                    PERCENTAGE OF THE AVERAGE DAILY
                                                                                                      NET ASSETS OF EACH CLASS OF
CURRENT NAME                           FORMER NAME                                   SHARE CLASS               SHARES)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan Ultra Short Term Bond Fund    One Group Ultra Short-Term Bond Fund            Class A                 0.25%
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%
JPMorgan West Virginia Municipal Bond  One Group West Virginia Municipal Bond          Class A                 0.25%
Fund                                   Fund
                                                                                       Class B                 0.75%
                                                                                       Class C                 0.75%